Exhibit A-9(a)


                      AMENDED AND RESTATED TRUST AGREEMENT

                                       OF

                              MET-ED CAPITAL TRUST



                             MET-ED CAPITAL II, L.P.

                                   as Grantor

                        MET-ED PREFERRED CAPITAL II, INC.

                          as General Partner of Grantor

                                       and

                         THE BANK OF NEW YORK (Delaware)

                               as Delaware Trustee

                                       and

                              The Bank of New York

                               as Property Trustee

                                       and

                                   T.G. Howson

                                  S. H. Somich

                                       and

                                  M.E. Gramlich

                               as Regular Trustees

                            Dated as of May 24, 1999

                                TABLE OF CONTENTS
                                -----------------


ARTICLE I - DEFINITIONS                                                      1

ARTICLE II - CONTINUATION OF TRUST                                           6

     Section 2.1. Continuation of Trust                                      6

     Section 2.2. Situs of Trust                                             6

ARTICLE III - TRUST INDENTURE ACT                                            6

     Section 3.1 Trust Indenture Act; Application                            7

     Section 3.2 Lists of Holders of Trust Securities                        7

     Section 3.3 Reports by the property Trustee                             7

     Section 3.4 Periodic Reports to Property Trustee                        8

     Section 3.5 Evidence of Compliance with Conditions Precedent            8

     Section 3.6 Trust Enforcement Events; Waiver                            8

     Section 3.7 Trust Enforcement Event; Notice                             9

ARTICLE IV - ORGANIZATION                                                    9

     Section 4.1 Name                                                        9

     Section 4.2 Office                                                     10

     Section 4.3 Purpose                                                    10

     Section 4.4 Authority                                                  10

     Section 4.5 Title to Property of the Trust                             10

     Section 4.6 Power and Duties of the Regular Trustees                   10

     Section 4.7 Prohibition of Actions by the Trust and
        the Trustees                                                        13

     Section 4.8 Powers and Duties of the Property Trustee                  13

     Section 4.9 Certain Duties and Responsibilities of the
        Property Trustee                                                    16

     Section 4.10 Certain Rights of Property Trustee                        18

     Section 4.11 Delaware Trustee                                          20

     Section 4.12 Not Responsible for Recitals or Issuance
        Of Trust Securities                                                 20

     Section 4.13 Execution of Documents                                    20

     Section 4.14 Responsibilities of the Grantor                           20

     Section 4.15 Indemnification and Expenses of the
        Property Trustee and the Delaware Trustee                           21

ARTICLE V - FORM OF TRUST SECURITIES, EXECUTION AND DELIVERY,
TRANSFER AND SURRENDER OF TRUST SECURITIES                                  21

     Section 5.1. Form and Transferability of trust Securities              21

     Section 5.2. Issuance of Trust Securities                              22

     Section 5.3. Registration, Transfer and Exchange
        of Trust Securities                                                 23

     Section 5.4. Lost or Stolen Trust Securities, Etc.                     24

     Section 5.5. Cancellation and Destruction of Surrendered
        Trust Securities                                                    25

     Section 5.6. Surrender of trust Securities and Withdrawal
        Of Preferred Securities                                             25

     Section 5.7. Redeposit of Preferred Securities                         26

     Section 5.8. Filing Proofs, Certificates and Other
        Information                                                         27

     Section 5.9. CUSIP Numbers                                             27

ARTICLE VI - DISTRIBUTIONS AND OTHER RIGHTS OF HOLDERS OF
TRUST SECURITIES                                                            27

     Section 6.1. Distributions of Distributions on
        Preferred Securities                                                27

     Section 6.2. Redemptions of Preferred Securities                       28

     Section 6.3. Distributions in Liquidation of Grantor                   29

     Section 6.4. Fixing of Record Date for Holders of
        Trust Secutities                                                    29

     Section 6.5. Payment of Distributions                                  30

     Section 6.6. Special Representative and Voting Rights                  30

     Section 6.7. Changes Affecting Preferred Securities
        And Reclassifications, Recapitalizations, Etc.                      31

     Section 6.8. The Guarantee                                             31

ARTICLE VII - TRUSTEES                                                      31

     Section 7.1 Number of Trustees                                         31

     Section 7.2 Delaware Trustee                                           32

     Section 7.3 Property Trustee; Eligibility                              32

     Section 7.4 Qualifications of the Regular Trustees and the
        Delaware Trustee Generally                                          33

     Section 7.5 Regular Trustees                                           33

     Section 7.6 Delaware Trustee                                           33

     Section 7.7 Appointment, Removal and Resignation of
        Trustees                                                            33

     Section 7.8 Vacancies among Trustees                                   35

     Section 7.9 Effect of Vacancies                                        35

     Section 7.10 Merger, Conversion, Consolidation or
        Succession to Business                                              35

     Section 7.11 Status of trust                                           35

ARTICLE VIII - DISSOLUTION AND TERMINATION                                  36

     Section 8.1. Dissolution of Trust                                      36

     Section 8.2. Winding UP                                                36

ARTICLE IX - MERGER, CONSOLIDATION, ETC. OF GRANTOR OR TRUST                36

     Section 9.1. Limitation on Permitted Merger Consolidation,
        Etc. of Grantor                                                     36

     Section 9.2. Mergers and Consolidations of Trust                       37

ARTICLE X - LIMITATION OF LIABILITY OF HOLDERS OF
TRUST SECURITIES, TRUSTEES OR OTHERS                                        39

     Section 10.1 Liability                                                 39

     Section 10.2 Exculpation                                               39

     Section 10.3 Fiduciary Duty                                            40

     Section 10.4 Indemnification                                           41

     Section 10.5 Outside Businesses                                        44

ARTICLE XI - AMENDMENTS AND MEETINGS                                        45

     Section 11.1 Amendments                                                45

     Section 11.2 Meetings of the Holders of Trust Securities;
        Action by Written Consent                                           47

ARTICLE XII                                                                 49

ARTICLE XII - REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE      49

     Section 12.1 Representations and Warranties
        of Property Trustee                                                 49

     Section 12.2 Representations and Warranties
        of Delaware Trustee                                                 49

ARTICLE XIII - MISCELLANEOUS                                                49

     Section 13.1 Notices                                                   49

     Section 13.2 Governing Law                                             51

     Section 13.3 Intention of the Parties                                  51

     Section 13.4 Headings                                                  51

     Section 13.5 Successors and Assigns                                    51

     Section 13.6 Partial Enforceability                                    51

     Section 13.7 Counterparts                                              51

     Section 13.8 Agreement to be Bound                                     51

CROSS-REFERENCE TABLE*


                                                          SECTION OF
SECTION OF ACT                                           TRUST AGREEMENT
--------------                                           ---------------


310(a)(1) and (2).................................................7.3(a)
310(a)(3) and (4)...........................................Inapplicable
310(b)............................................................7.3(c)
310(c)......................................................Inapplicable
311(a)............................................................3.2(b)
311(b)............................................................3.2(b)
311(c)......................................................Inapplicable
312(a)............................................................3.2(a)
312(b)............................................................3.2(b)
312(c)............................................................3.2(b)
313(a),(b)(2),(c) and (d)............................................3.3
313(b)(1)...................................................Inapplicable
314(a)....................................................3.4 and 4.6(j)
314(b)......................................................Inapplicable
314(c)(1) and (2)............................................3.4 and 3.5
314(c)(3)...................................................Inapplicable
314(d)......................................................Inapplicable
314(e).........................................................Article I
314(f)......................................................Inapplicable
315(a) and (d)....................................................4.9(b)
315(b)..................................................3.6(a)and 3.6(b)
315(c)............................................................4.9(a)
315(e)............................................................3.1(a)
316(a)(1)..............................................3.6(a) and 3.6(b)
316(a)(2)...................................................Not required
316(b)............................................................3.1(a)
316(c)............................................................4.6(d)
317(a)............................................................3.1(a)
317(b)............................................................4.8(g)
318(a)............................................................3.1(c)

-------------------------
* This Cross-Reference Table does not constitute part of this Trust Agreement and shall not affect the interpretation of any of its terms or provisions.

                      AMENDED AND RESTATED TRUST AGREEMENT


      AMENDED AND RESTATED TRUST AGREEMENT, dated as of May 24, 1999 (as amended, modified, supplemented or restated from time to time, the "Trust Agreement"), is among MET-ED CAPITAL II, L.P., a Delaware limited partnership, as grantor, THE BANK OF NEW YORK (Delaware), as trustee, the Regular Trustees (as defined herein), THE BANK OF NEW YORK, a New York banking corporation, as trustee, MET-ED PREFERRED CAPITAL II, INC., a Delaware corporation, as general partner of Met-Ed Capital II, L.P. (with respect to certain sections of this Trust Agreement) and the several Holders (as defined herein).

                              W I T N E S S E T H:
                              --------------------

      WHEREAS, the Trustees (as defined below) and the Grantor (as defined below) established the Trust (as defined below) under the Delaware Business Trust Act (12 Del. C. Section 3801, et seq.), pursuant to a Trust Agreement, dated as of September 1, 1998 (the "Original Trust Agreement"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on September 1, 1998; and

      WHEREAS, the parties hereto desire to continue the Trust and to amend and restate in its entirety the Original Trust Agreement; and

      WHEREAS, the Trust proposes to issue Trust Securities (as defined below), each representing a Preferred Security (as defined below) of the Grantor; and

      WHEREAS, interests in the Trust are to be evidenced by Trust Security certificates executed by the Property Trustee in accordance with this Trust Agreement, which are to be delivered to the Holders;

      NOW, THEREFORE, in consideration of the premises contained herein and intending to be legally bound hereby, it is agreed by and among the parties hereto to amend and restate in its entirety the Original Trust Agreement as follows:

                                    ARTICLE I

                                   DEFINITIONS

      The following definitions shall apply to the respective terms (in the singular and plural forms of such terms) used in this Trust Agreement and the Trust Securities:

      "Affiliate" of any specified Person means any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control"
                                        1
when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Business   Day"  means  any  day  other  than  a  day  on  which  banking institutions in the City of New York are closed for business.

      "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

      "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depository for the Trust Securities. The initial clearing Agency shall be DTC.

      "Commission" means the Securities and Exchange Commission.

      "Company Indemnified Person" means: (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any representatives or agents of any Regular Trustee; or (d) any officer, director, shareholder, member, partner, employee, representative or agent of the Trust or its Affiliates.

      "Corporate Office" means the office of the Delaware Trustee at which, at any particular time, its business in respect of matters governed by this Trust Agreement shall be administered, which office at the date hereof is located at White Clay Center, Rte. 273, Newark, Delaware 19711.

      "Corporate Trust Office" means the principal corporate trust office of the Property Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at 101 Barclay Street, 21st Floor, New York, NY 10286.

      "Covered  Person"  means:  (a)  any  officer,   director,   shareholder,
partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Trust Securities.

      "Delaware Trustee" has the meaning set forth in Section 7.2 of this Trust Agreement.

      "DTC" means The Depository Trust Company or any successor thereto.

      "Distributions" has the meaning set forth in Article VI.

      "Fiduciary Indemnified Person" has the meaning set forth in
                                        2

Section 10.4(b) of this Trust Agreement.

      "General Partner" means Met-Ed Preferred Capital II, Inc., a Delaware corporation, as general partner of the Grantor, and any successor thereto pursuant to the terms of the Partnership Agreement.

      "Grantor" means Met-Ed Capital II, L.P., a Delaware limited partnership formed pursuant to the Partnership Agreement, and any successor entity thereto.

      "Guarantee" means the Payment and Guarantee Agreement dated as of May 28, 1999, as amended from time to time, with respect to the Preferred Securities and received by the Grantor from Met-Ed.

      "Holder" means the Person in whose name a certificate representing one or more Trust Securities is registered on the Register maintained by the Registrar for such purposes, such Person being a beneficial owner within the meaning of the Business Trust Act.

      "Indemnified Person" means: a Company Indemnified Person or a Fiduciary Indemnified Person.

      "Legal Action" has the meaning set forth in Section 4.6(g) of this Trust Agreement.

      "Majority in liquidation amount of the Trust Securities" means, except as provided in the terms of the Trust Securities or by the Trust Indenture Act, Holders of outstanding Trust Securities, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Trust Securities.

      "Met-Ed" means Metropolitan Edison Company, a Pennsylvania corporation.

      "Ministerial Action" means a ministerial action (such as filing a form or making an election or pursuing some other similar reasonable measure) which in the sole judgment of the Grantor has or will cause no adverse effect on the Trust, the Grantor, or the Holders of the Trust Securities and will involve no material cost.

      "1940 Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

      "Officers' Certificate" means, with respect to any Person (who is not a natural person), a certificate signed by two Responsible Officers of such Person, and, with respect to a
                                        3
natural person, a certificate signed by such person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

      (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

      (b)   a brief  statement of the nature and scope of the  examination  or
investigation   undertaken   by  each  officer  in  rendering   the  Officers'
Certificate;

      (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

      (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

      "Owner"  has  the  meaning  set  forth  in  Section  5.6 of  this  Trust
Agreement.

      "Partnership"   means  Met-Ed   Capital  II,  L.P.,  a  Delaware   limited
partnership formed pursuant to the Partnership Agreement, and any successor entity thereto.

      "Partnership Agreement" means the Amended and Restated Limited Partnership Agreement of the Grantor dated as of May 24, 1999, as amended from time to time, together with any Action (as defined in the Partnership Agreement) established by the General Partner.

      "Paying Agent" means the Person from time to time acting as Paying Agent as provided in Section 4.8(g) of this Trust Agreement.

      "Person"   means  any  natural  person,   general   partnership,   limited
partnership, corporation, limited liability company, joint venture, trust, business trust, cooperative or association and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

      "Preferred Securities" means the cumulative preferred securities, representing preferred limited partner interests of the Grantor, or any Successor Securities issued to the Trust and held by the Trustee from time to time under this Trust Agreement for the benefit of the Holders.

      "Property Account" has the meaning set forth in Section
                                        4

4.8(c) of this Trust Agreement.

      "Property Trustee" has the meaning set forth in Section 7.3 of this Trust Agreement.

      "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

      "Register" has the meaning set forth in Section 5.3.

      "Registrar" means any bank or trust company appointed to register Trust Security certificates and to register transfers thereof as herein provided.

      "Regular Trustee" has the meaning set forth in Section 7.5 of this Trust Agreement.

      "Responsible Officer" means, with respect to the Property Trustee, any officer within the Corporate Trust Office of the Property Trustee and, with respect to the Delaware Trustee, any officer within the Corporate Office of the Delaware Trustee, including, in either case, any vice-president, any assistant vice-president, any assistant secretary, any assistant treasurer or other officer of the Corporate Trust Office of the Property Trustee or any authorized signatory of the Delaware Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers, who has direct responsibility for the administration of the Trust, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

      "Special Representative" has the meaning set forth in Section 13.02(d) of the Partnership Agreement.

      "Successor  Property  Trustee"  shall  have  the  meaning  set  forth in
Section 7.7(b)(i).

      "Successor Securities" has the meaning set forth in Section 13.02(e) of the Partnership Agreement.

      "Trust" means the trust governed by this Trust Agreement.

      "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be amended, modified or supplemented from time to time.

      "Trustees" mean the collective reference to the Delaware Trustee, the Property Trustee, and the Regular Trustees.

      "Trust Enforcement Event" means the occurrence, at any time, of (i) arrearages on distributions on the Trust Securities that
                                        5
shall exist for 20 consecutive quarterly periods or (ii) a default by Met-Ed in respect of any of its obligations under the Guarantee.

      "Trust Estate" means all right, title and interest of the Trust in and to the Preferred Securities (including any Successor Securities), and all distributions and payments with respect thereto, including payments by Met-Ed under the Guarantee. "Trust Estate" shall not include any amounts paid or payable to the Trustee pursuant to this Trust Agreement, including, without limitation, fees, expenses and indemnities.

      "Trust Indenture Act" means The Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

      "Trust Security" or "Trust Securities" means a Trust Security issued hereunder representing a beneficial interest in the Trust equal to and representing a Preferred Security and evidenced by a certificate authenticated by the Property Trustee pursuant to Article V.

                                   ARTICLE II

                              CONTINUATION OF TRUST

      Section 2.1.  Continuation of Trust

      The Trust exists for the purpose described in Section 4.3 of this Trust Agreement. The Grantor shall deliver to the Property Trustee for deposit in the Trust a certificate representing the Preferred Securities for the benefit of the Holders. Each Holder is intended by the Grantor to be the beneficial owner of the number of Preferred Securities represented by the Trust Securities held by such Holder, not to hold an undivided interest in all of the Preferred Securities. To the fullest extent permitted by law, without the need for any other action of any Person, including the Trustees and any other Holder, each Holder shall be entitled to enforce in the name of the Trust the Trust's rights under the Preferred Securities represented by the Trust Securities held by such Holder and any recovery on such an enforcement action shall belong solely to such Holder who brought the action, not to the Trust, the Trustees or any other Holder individually or to Holders as a group. Subject to Article VIII, this Trust shall be irrevocable.

      Section 2.2. Situs of Trust. The Trust's bank account shall be maintained with a bank in the State of New York. The Trust Estate shall be held in the State of New York.

                                   ARTICLE III

                               TRUST INDENTURE ACT

      Section 3.1  Trust Indenture Act; Application.

      (a) This Trust Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Trust Agreement and shall, to the extent applicable, be governed by such provisions, including, but not limited to, Sections 315(e), 316(b) and 317(a) of the Trust Indenture Act.

      (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

      (c) If and to the extent that any provision of this Trust Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such duties imposed by the Trust Indenture Act shall control.

      (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Trust Securities as securities representing Preferred Securities pursuant to Section 2.1 of this Trust Agreement.


      Section 3.2  Lists of Holders of Trust Securities.

      (a) The Grantor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee unless the Property Trustee is the Registrar for the Trust Securities (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Trust Securities
("List of Holders") as of such record date, provided that neither the Grantor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Grantor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders, a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity) provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

      (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act. The Property Trustee and the Grantor are protected under Section 312(c) of the Trust Indenture Act.

      Section 3.3 Reports by the Property Trustee. Within 60 days after April 30 of each year beginning with the April 30 next
                                        7
following the date of this Trust Agreement, the Property Trustee shall provide to the Holders of the Trust Securities such reports as are required by Section 313(a) of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with Section 313(b) of the Trust Indenture Act, if and as required, in the form and manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

      Section 3.4 Periodic Reports to Property Trustee. Each of the Grantor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as are required by Section 314(a) of the Trust Indenture Act, if any, and the compliance certificate required by Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314(a) of the Trust Indenture Act.

      Section 3.5 Evidence of Compliance with Conditions Precedent. Each of the Grantor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.


       Section 3.6  Trust Enforcement Events; Waiver.

      (a)  The  Holders  of a  Majority  in  liquidation  amount  of  the  Trust
Securities  may,  by  vote,  on  behalf  of the  Holders  of  all  of the  Trust
Securities, waive any past Trust Enforcement Event in respect of the Trust Securities and its consequences, provided that, if the underlying event of default:

            (i)  is  not  waivable  under  the  Guarantee  or  the   Partnership
Agreement, the Trust Enforcement Event under this Trust Agreement shall also not be waivable; or

            (ii) requires the consent or vote of the Holders of greater than a Majority in liquidation amount of the Trust Securities to be waived under the Guarantee or the Preferred Securities to be waived under the Partnership Agreement (a "Super Majority"), the Trust Enforcement Event under this Trust Agreement may only be waived by the vote of the Holders of at least the relevant Super Majority in liquidation amount of the Trust Securities.

      The  foregoing  provisions  of this  Section  3.6(a)  shall  be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such
                                        8

Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Trust Agreement and the Trust Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Trust Enforcement Event with respect to the Trust Securities arising therefrom shall be deemed to have been cured, for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other default or Trust Enforcement Event with respect to the Trust Securities or impair any right consequent thereon.

      (b) A waiver of non-performance or a default under the Partnership Agreement or the Guarantee, as the case may be, at the direction of the Holders of the Trust Securities or a Special Representative, of which the Property Trustee shall have received notice, constitutes a waiver of the corresponding Trust Enforcement Event under this Trust Agreement. The foregoing provisions of this Section 3.6(b) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Trust Agreement and the Trust Securities, as permitted by the Trust Indenture Act.

      Section 3.7 Trust Enforcement Event; Notice. The Property Trustee shall, within 90 days after the occurrence of a Trust Enforcement Event, transmit by mail, first class postage prepaid, to the Holders of the Trust Securities as the names and addresses of the Holders appear on the books and records of the Trust, notices of all defaults with respect to the Trust Securities actually known to a Responsible Officer of the Property Trustee, unless such Trust Enforcement Event has been cured or waived before the giving of such notice (the term "defaults" for the purposes of this Section 3.7 being hereby defined to be defaults with respect to Met-Ed's obligations under the Guarantee or instances of non-performance under the Partnership Agreement, as the case may be, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Trust Securities. The Property Trustee shall not be deemed to have knowledge of any default except if the Property Trustee shall have received written notice or has actual notice of such default.

                                   ARTICLE IV

                                  ORGANIZATION

      Section 4.1 Name. The Trust is named "Met-Ed Capital Trust", as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Trust
                                        9

Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

      Section 4.2 Office. The address of the principal office of the Trust is the Corporate Trust Office. On ten Business Days written notice to the Holders of Trust Securities, the Regular Trustees may designate another principal office.

      Section 4.3 Purpose. The exclusive purposes and functions of the Trust are
(a) to issue and sell Trust Securities and to use the proceeds from such sales to acquire the Preferred Securities, and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would be inconsistent with the Trust being classified for United States federal income tax purposes as a grantor trust.

      Section 4.4 Authority. Subject to the limitations provided in this Trust Agreement and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees and the Grantor acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees or the Grantor to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees and the Grantor as set forth in this Trust Agreement.

      Section 4.5 Title to Property of the Trust.  Except as provided in Section
4.8 with respect to the Preferred Securities and the Property Account or as otherwise provided in this Trust Agreement, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have a beneficial ownership interest in certain Preferred Securities pursuant to Section 2.1 of this Trust Agreement.

      Section 4.6 Power and Duties of the Regular Trustees. The Regular Trustees shall have exclusive power, duty and authority to cause the Trust to engage in the following activities and shall use good faith in the performance of the following duties and such other duties required to be performed by them under this Trust Agreement:

      (a) To issue and sell the Trust Securities in accordance with this Trust Agreement, and to execute and deliver (after
                                       10
authentication thereof by the Property Trustee) certificates representing the Trust Securities; provided, however, that there shall be no interests in the Trust other than the Trust Securities;

      (b) To acquire the Preferred Securities with the proceeds of the sales of the Trust Securities, including the execution and delivery of the Partnership Agreement in connection therewith on behalf of the Trust, as a limited partner; provided, however, that the Regular Trustees shall cause legal title to the Preferred Securities to be held of record in the name of the Property Trustee for the benefit of the Holders of the Trust Securities;

      (c) To give the Grantor and the Property Trustee prompt written notice of the occurrence of any Special Event (as defined in the Partnership Agreement) and to take any Ministerial Actions in connection therewith.

      (d) To give the Grantor and the Property Trustee prompt written notice of the occurrence of a Trust Enforcement Event.

      (e) To establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Trust Securities as to such actions and applicable record dates;

      (f) To give prompt written notice to the Holders of the Trust Securities and the Property Trustee of any notice received from the Partnership of the General Partner's election not to make a current distribution on the Preferred Securities under the Partnership Agreement;

      (g) To take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Trust Securities;

      (h) To bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless, pursuant to Sections 4.8(f), the Property Trustee has the power to bring such Legal Action;

      (i) To employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

      (j) To cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;
                                       11

      (k) To give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

      (l) To incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

      (m) To act as, or appoint another Person to act as, Registrar and transfer agent for the Trust Securities;

      (n) To take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Trust Securities or to enable the Trust to effect the purposes for which the Trust was created;

      (o) To take any action, or to take no action, not inconsistent with this Trust Agreement or with applicable law, that any Regular Trustee determines in its discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 4.6, including, but not limited to:

            (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the 1940 Act;

            (ii) taking no action which would be inconsistent with the Trust being classified as a grantor trust for United States federal income tax purposes;

provided that such action does not materially adversely affect the interests of Holders;

      (p) To take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust; and

      (q) To execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

      Subject to this Section 4.6, the Regular Trustees shall have none of the duties, liabilities, powers or the authority of the Property Trustee set forth in Section 4.8.

      The Regular  Trustees  must  exercise the powers set forth in this Section
4.6 in a manner that is consistent with the purposes and functions of the Trust set forth in Section 4.3, and the Regular Trustees shall not take any action that is inconsistent
                                       12
with the purposes and functions of the Trust set forth in Section 4.3. Any expenses incurred by the Regular Trustees pursuant to this Section 4.6 shall be reimbursed by the General Partner pursuant to Section 8.03 of the Partnership Agreement and Section 4.15 of this Trust Agreement.

      Section 4.7 Prohibition of Actions by the Trust and the Trustees. The Trust shall not, and the Trustees shall cause the Trust not to, engage in any activity other than as required or authorized by this Trust Agreement. In particular, the Trust shall not and the Trustees shall cause the Trust not to:

      (a) invest any proceeds received by the Trust from holding the Preferred Securities, but shall distribute all such proceeds to Holders of Trust Securities pursuant to the terms of this Trust Agreement and of the Trust Securities;

      (b)   acquire any assets other than as expressly provided herein;

      (c)   possess Trust property for other than a Trust purpose;

      (d) make any loans or incur any indebtedness or acquire any securities other than the Preferred Securities;

      (e) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Trust Securities in any way whatsoever;

      (f) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities;

      (g) other than as set forth herein, (A) cause the Special Representative to direct the time, method and place of conducting any proceeding for any remedy available to the Special Representative or exercising any trust or power conferred upon the Special Representative with respect to the Preferred Securities and the Guarantee, (B) cause the Special Representative to waive any non-performance that is waivable under the Partnership Agreement, or (C) consent to any amendment, modification or termination of the Partnership Agreement or the Preferred Securities where such consent shall be required; and

      (h) other than pursuant to Section 8.1(b), file a certificate of cancellation of the Trust.

      Section 4.8  Powers and Duties of the Property Trustee.

      (a) The legal title to the Preferred Securities shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Trust Securities. The right, title and interest of the Property Trustee to the
                                       13

Preferred Securities shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 7.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Preferred Securities have been executed and delivered.

      (b) The Property Trustee shall not transfer its right, title and interest in the Preferred Securities to the Regular Trustees or the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

      (c)   The Property Trustee shall:

            (i) establish and maintain a segregated non-interest bearing trust account (the "Property Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Trust Securities and, upon the receipt of payments of funds made in respect of the Preferred Securities held by the Property Trustee, deposit such funds into the Property Account and make payments to the Holders of the Trust Securities from the Property Account in accordance with Article VI. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Trust Agreement. The Property Account shall be an account that is maintained with a banking institution authorized to exercise corporate trust powers and having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority;

            (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Trust Securities to the extent the Preferred Securities are redeemed; and

            (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Trust Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Trust Estate to Holders of Trust Securities.

      (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Trust Agreement.

      (e) The Property Trustee shall take any Legal Action which arises out of or in connection with (i) a Trust Enforcement Event of which a Responsible Officer of the Property Trustee has actual knowledge or (ii) the Property Trustee's duties and obligations under this Trust Agreement or the Trust Indenture Act.

      (f) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a Holder of Preferred Securities and, if a Trust Enforcement Event occurs and
                                       14
is continuing, the Property Trustee may exercise all of the rights, powers and privileges of a Holder of Preferred Securities, including the right to appoint a Special Representative to enforce the Partnership's right against Met-Ed.

      (g) The Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Trust Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

      (h) The Property Trustee shall continue to serve as a Trustee until either:

            (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Trust Securities pursuant to the terms of the Trust Securities; or

            (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 7.7.

      (i) The Property Trustee shall make available for inspection by Holders of the Trust Securities at the Corporate Trust Office and at such other places as it may from time to time deem advisable during normal business hours for any purpose reasonably related to such Holders interest in the Trust any reports and communications received by the Property Trustee as the record holder of Preferred Securities. The Registrar shall keep books at the Corporate Trust Office for the registration of transfer of Trust Securities, which books at all reasonable times will be open for inspection by the Holders of the Trust Securities as and to the extent provided by applicable law and for any purpose reasonably related to the Holders' interest in the Trust.


      Subject to this Section 4.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 4.6.

      The Property  Trustee  must  exercise the powers set forth in this Section
4.8 in a manner that is consistent with the purposes and functions of the Trust set forth in Section 4.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in
Section  4.3. Any expenses  incurred by the  Property  Trustee  pursuant to this
Section 4.8 shall be reimbursed by the General Partner pursuant to Section 8.03 of the Partnership Agreement and Section 4.15 of this Trust Agreement.

      Section 4.9  Certain Duties and Responsibilities of the Property Trustee

      (a) The Property Trustee, before the occurrence of any Trust Enforcement Event and after the curing or waiver of all Trust Enforcement Events that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Trust Agreement and no implied covenants shall be read into this Trust Agreement against the Property Trustee. In case a Trust Enforcement Event has occurred (that has not been cured or waived pursuant to Section 3.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Trust Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

      (b) The Grantor may instruct the Property Trustee to dissolve the Trust and distribute the Trust Estate on a pro rata basis to the Holders, upon the occurrence, at any time, of a Special Event (as defined in the Partnership Agreement); provided, that, the Grantor shall not so instruct the Property Trustee if at the time of the occurrence of the Special Event, there is available to Met-Ed, the Trust or the Partnership the opportunity to eliminate the Special Event, within 90 days after the occurrence thereof, by taking some Ministerial Action, such as filing a form or making an election, or pursuing some other similar reasonable measure, which would have no adverse effect on the Partnership, the Trust, Met-Ed, the Holders or the holders of the Partnership Securities, and Met-Ed, the Trust or the Partnership, as the case may be, will take such Ministerial Action.

      (c) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (i) prior to the occurrence of a Trust Enforcement Event and after the curing or waiving of all such Trust Enforcement Events that may have occurred:

            (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Trust Agreement and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Trust Agreement, and no implied covenants or obligations shall be read into this Trust Agreement against the Property Trustee; and

            (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the
                                       16
opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Trust Agreement; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Trust Agreement;

            (ii) the  Property  Trustee  shall  not be  liable  for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

            (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

            (iv) no provision of this Trust Agreement shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Trust Agreement or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

            (v) the Property Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Preferred Securities and the Property Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act;

            (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Preferred Securities or the payment of any taxes or assessments levied thereon or in connection therewith;

            (vii) money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Property Trustee pursuant to Section 4.8(c)(i) and except to the extent otherwise required by law; and

            (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Grantor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for any default or misconduct of the Regular Trustees or the Grantor.

      Section 4.10  Certain Rights of Property Trustee

      (a)   Subject to the provisions of Section 4.9:

            (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

            (ii) any direction or act of the Grantor or the Regular Trustees acting on behalf of the Trust contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers' Certificate;

            (iii) whenever in the administration of this Trust Agreement, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Grantor or the Regular Trustees;

            (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or re-registration thereof;

            (v) the Property Trustee may, at the expense of the General Partner, consult with counsel or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion; such counsel may be counsel to the Grantor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

            (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it
                                       18
by this Trust Agreement at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the fees, charges, costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee provided, that, nothing contained in this Section 4.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of a Trust Enforcement Event, of its obligation to exercise the rights and powers vested in it by this Trust Agreement;

            (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

            (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

            (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Trust Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Trust Agreement, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

            (x) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (a) may request instructions from the Holders of the Trust Securities, which instructions may only be given by the Holders of the same proportion in liquidation amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of this Trust Agreement in respect of such remedy, right or action, (b) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (c) shall be protected in conclusively relying on or acting in accordance with such instructions; and
                                       19

            (xi) except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement.

      In the event that the Property Trustee is also acting as Paying Agent, transfer agent and security registrar, the rights and protections afforded to the Property Trustee pursuant to this Article IV shall also be afforded to such Paying Agent, transfer agent and security registrar.

      (b) No provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

      Section 4.11 Delaware Trustee. Notwithstanding any provision of this Trust Agreement other than Section 7.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties, liabilities and responsibilities or the authority of the Regular Trustees or Property Trustee described in this Trust Agreement. Except as set forth in
Section 7.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act. In no event shall the Property Trustee or the Delaware Trustee be liable for any act or omission of any of the Regular Trustees hereunder.

      Section 4.12 Not Responsible for Recitals or Issuance of Trust Securities. The recitals contained in this Trust Agreement and the Trust Securities shall be taken as the statements of the Grantor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Trust Agreement or the Trust Securities.

      Section 4.13 Execution of Documents. Except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 4.6 or otherwise authorized in this Agreement.

      Section 4.14 Responsibilities of the Grantor. In connection with the issuance and sale of the Trust Securities, the Grantor shall have the exclusive right and responsibility to
                                       20
engage in the following activities on behalf of the Trust:

      (a) To execute and file with the Commission the registration statement on Form S-3, including any amendments thereto, pertaining to the Trust Securities;

      (b) To execute and file any documents or take any action as determined necessary by the Grantor in order to qualify or register all or part of the Trust Securities in any jurisdiction;

      (c) To execute and file an application to the New York Stock Exchange, Inc. or any other national stock exchange or the NASDAQ Stock Market's National Market System for listing upon notice of issuance of the Trust Securities;

      (d) To execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, relating to the registration of the Trust Securities under Section 12(b) of the Securities Exchange Act of 1934 (the "Exchange Act");

      (e) To negotiate, execute and enter into an underwriting agreement providing for the sale of the Trust Securities.

      Section 4.15 Indemnification and Expenses of the Regular Trustees, the Property Trustee and the Delaware Trustee. To the extent the Partnership fails to do so, the General Partner agrees to indemnify the Regular Trustee, the Property Trustee and the Delaware Trustee and their respective officers, directors, employees and agents for, and to hold each of them harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Regular Trustee, the Property Trustee or the Delaware Trustee, as the case may be, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending either of them against any claim (whether asserted by the Grantor, Met-Ed, a Holder or any other Person) or liability in connection with the exercise or performance of any of their respective powers or duties hereunder; the provisions of this Section 4.15 shall survive the resignation or removal of the Regular Trustees, the Delaware Trustee or the Property Trustee or the termination of this Trust Agreement.

                                    ARTICLE V

 FORM OF TRUST SECURITIES, EXECUTION AND DELIVERY, TRANSFER AND SURRENDER OF
                                TRUST SECURITIES

      Section 5.1.  Form and Transferability of Trust Securities.

      (a) Except as otherwise required by the Clearing Agency, Trust Securities shall be evidenced by certificates engraved, printed or lithographed or may be produced in any other manner as
                                       21
is reasonably acceptable to the Regular Trustees and in substantially the form set forth in Exhibit A annexed to this Trust Agreement, with the appropriate insertions, modifications and omissions, as hereinafter provided.

      (b) Certificates evidencing Trust Securities shall be (i) executed by one or more of the Regular Trustees by manual or facsimile signature and (ii) upon order of the Regular Trustees authenticated by the Property Trustee by manual signature of an authorized signatory thereof. No certificate evidencing one or more Trust Securities shall be entitled to any benefit under this Trust Agreement or be valid or obligatory for any purpose unless it shall have been executed and authenticated as provided in this paragraph. The Registrar shall record on the Register each Trust Security certificate executed as provided above and delivered as hereinafter provided.

      (c) Certificates evidencing Trust Securities shall be issued in minimum denominations of $25 liquidation amount and integral multiples of $25 in excess thereof. All Trust Security certificates shall be dated the date of their authentication.

      (d) Certificates evidencing Trust Securities may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Trust Agreement as may be required by the Registrar or the Property Trustee or required to comply with any applicable law or regulation or with the rules and regulations of any securities exchange upon which the Trust Securities may be listed or to conform with any usage with respect thereto.

      (e) Title to any Trust Security certificate that is properly endorsed or accompanied by a properly executed instrument of transfer or endorsement shall be transferable by delivery with the same effect as in the case of a negotiable instrument; provided, however, that until the transfer shall be registered on the Register as provided in Section 5.3, the Trust, the Property Trustee, the Regular Trustees, the Registrar and the Grantor may, notwithstanding any notice to the contrary, treat the Holder thereof at such time as the absolute owner thereof for the purpose of determining the Person entitled to distributions or to any notice provided for in this Trust Agreement and for all other purposes.

      Section 5.2.  Issuance of Trust Securities.

      (a) Upon receipt by the Property Trustee on behalf of the Trust of a written order and a certificate or certificates for the Preferred Securities, subject to the terms and conditions of this Trust Agreement, the Property Trustee, shall authenticate and make available for delivery one or more certificates evidencing the Trust Securities in the name of DTC's nominee, who shall thereupon be the initial Holder of Trust Securities.
                                       22

      (b) If a Clearing Agency elects to discontinue its services as securities depository with respect to the Trust Securities, the Grantor may, in its sole discretion, appoint a successor Clearing Agency with respect to such Trust Securities.

      (c) If (x) a Clearing Agency elects to discontinue its services as securities depository with respect to the Trust Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 5.2(b); or (y) the Regular Trustees elect after consultation with the Grantor to terminate the book-entry system through the Clearing Agency with respect to the Trust Securities; then:

            (i) definitive Trust Security certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Trust Securities; and

            (ii) the Regular Trustees shall execute and deliver to the Property Trustee for authentication such definitive certificates accompanied by an authentication order and accompanied by registration instructions to be delivered to Trust Security beneficial owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Trust Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Property Trustee, as evidenced by its authentication thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustee may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Trust Securities may be listed, or to conform to usage.

      Section 5.3. Registration, Transfer and Exchange of Trust Securities. The Property Trustee shall cause a Register (the "Register") to be kept at the office of the Registrar in which, subject to such reasonable regulations as the Property Trustee and the Registrar may prescribe, the Registrar shall provide for the registration of Trust Security certificates and of transfers and exchanges of Trust Security certificates as herein provided. The Grantor hereby appoints The Bank of New York as the Registrar. The Registrar shall also act as transfer agent. The Grantor may remove the Registrar and, upon removal or resignation of the Registrar, appoint a successor Registrar. Subject to the terms and conditions of this Trust Agreement, the Registrar shall register the transfers on the Register from time to time of Trust Security certificates upon any surrender thereof by the Holder in person or by a duly authorized attorney, properly endorsed or accompanied by a properly executed instrument of transfer or
                                       23
endorsement, together with evidence of the payment of any transfer taxes as may be required by law. Upon such surrender, the Property Trustee shall, upon the order of a Regular Trustees, authenticate and make available by delivery a new Trust Security certificate representing the same number of Preferred Securities in accordance with Section 5.1(b) and deliver the same to or upon the order of the Person entitled thereto.

      At the option of a Holder, Trust Security certificates may be exchanged for other authorized denominations of Trust Security certificates of a like aggregate liquidation amount. Upon surrender of a Trust Security certificate at the office of the Registrar or such other office as the Property Trustee may designate for the purpose of effecting an exchange of Trust Security certificates, subject to the terms and conditions of this Trust Agreement, the Property Trustee shall upon the order of a Regular Trustee authenticate and make available for delivery a new Trust Security certificate of an authorized denomination and of a like aggregate liquidation amount as the Trust Security certificate surrendered.

      As a condition precedent to the registration of the transfer or exchange of any Trust Security certificate, the Registrar may require (i) production of proof satisfactory to it as to the identity and genuineness of any signature; and (ii) compliance with such regulations, if any, as the Property Trustee or the Registrar may establish not inconsistent with the provisions of this Trust Agreement.

      No service charge shall be made to a Holder of Trust Securities for any registration of transfer or exchange of Trust Security certificates, but the Property Trustee or the Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Security certificates.

      Neither the Property Trustee nor the Registrar shall be required to register the transfer of or exchange any Trust Security certificate for a period beginning 15 days prior to the mailing of a notice of redemption and ending at the close of business on the date of such mailing.

      Section 5.4. Lost or Stolen Trust Securities, Etc. In case any Trust Security certificate shall be mutilated, destroyed, lost or stolen and in the absence of notice to the Property Trustee that such Trust Security has been acquired by a protected purchaser (as such term is used in Section 8-405(a)(1) of the Delaware Uniform Commercial Code), the Property Trustee shall upon the order of a Regular Trustee, authenticate and make available for delivery a Trust Security certificate of like form and tenor in exchange and substitution for such mutilated Trust Security certificate or in lieu of and in substitution for such destroyed, lost or stolen Trust Security certificate, provided,
                                       24
however, that the Holder thereof provides the Property Trustee with (i) evidence satisfactory to the Property Trustee of such destruction, loss or theft of such Trust Security certificate, of the authenticity thereof and of his ownership thereof, (ii) reasonable indemnification satisfactory to the Property Trustee, and (iii) payment of any expense (including fees, charges and expenses of the Property Trustee) in connection with such execution and delivery. Any duplicate Trust Security certificate issued pursuant to this Section 5.4 shall constitute complete and indefeasible evidence of beneficial ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Security certificate shall be found at any time.

      Section 5.5. Cancellation and Destruction of Surrendered Trust Securities. All Trust Security certificates surrendered to the Property Trustee shall be canceled by the Property Trustee and, upon receipt of written request from the Regular Trustees, returned to the Regular Trustees.

      Section 5.6. Surrender of Trust Securities and Withdrawal of Preferred Securities. Any Person who is the beneficial owner (an "Owner") of the Trust Securities represented by the global certificate held by a Clearing Agency as reflected in the records of the Clearing Agency or successor Clearing Agency or, if a participant in the Clearing Agency is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly), in accordance with the rules of such Clearing Agency, may withdraw all, but not less than all, of the Preferred Securities represented by such Trust Securities by providing a written notice and an agreement to be bound by the terms of the Partnership Agreement to the Property Trustee at the Corporate Trust Office or at such other office as the Property Trustee may designate for such withdrawals, all in form satisfactory to the Regular Trustees. Within three (3) business days after such request has been properly made, (i) the Owner or the Owner's agent shall instruct the Clearing Agency to reduce the number of Trust Securities represented by the global certificate held by the Property Trustee on behalf the Clearing Agency by an amount equal to the number of Trust Securities to be so withdrawn by the Owner, (ii) the Partnership shall issue to the Owner a certificate, in form substantially similar to that certificate attached as Exhibit A to the Partnership Agreement, representing the number of Preferred Securities so withdrawn (and equal to the number of Trust Securities so reduced pursuant to subsection (i) hereof), provided that the Partnership shall not issue any fractional number of Preferred Securities, and
(iii) the Property Trustee, on behalf of the Trust, shall notify the Partnership of the withdrawal and the Partnership shall reduce the number of Preferred Securities represented by the global certificate held by the Property Trustee by a like amount. If an Owner of Trust Securities withdraws Preferred Securities in accordance with this Section 5.6, such Owner of Trust Securities shall cease to be an Owner with respect to the withdrawn Trust Securities.

      An Owner who wishes to withdraw Preferred Securities in accordance with this Section 5.6 will be required to provide the Grantor with a completed Form W-9 or such other documents or information as are requested by the Grantor for tax reporting purposes and thereafter shall be admitted to the Grantor as a preferred limited partner of the Grantor upon such Owner's receipt of a certificate evidencing such Preferred Securities registered in such Owner's name.

      The Partnership shall deliver the Preferred Securities represented by the surrendered Trust Securities to the Owner in accordance with this Section 5.6, at the request, risk and expense of the Owner and for the account of the Owner thereof, such delivery may be made at such other place as may be designated by such Owner.

      Notwithstanding anything in this Section 5.6 to the contrary, if the Preferred Securities represented by Trust Securities have been called for redemption in accordance with the Partnership Agreement, no Owner of such Trust Securities may withdraw any or all of the Preferred Securities represented by such Trust Securities.

      Section 5.7. Redeposit of Preferred Securities. Subject to the terms and conditions of this Trust Agreement, any holder of Preferred Securities may redeposit withdrawn Preferred Securities under this Trust Agreement by delivery to the Partnership of a certificate or certificates for the Preferred Securities to be deposited, properly endorsed or accompanied, if required by the Partnership, by a properly executed instrument of transfer or endorsement in form satisfactory to the Partnership and in compliance with the terms of the Partnership Agreement, together with all such certifications as may be required by the Partnership in its sole discretion and in accordance with the provisions of the Partnership Agreement. Within a reasonable period after such deposit is properly made, the Partnership shall issue the redeposited Preferred Securities to the Property Trustee, and the Regular Trustees shall instruct the Property Trustee by written order to increase the number of Trust Securities represented by the global certificate held by the Property Trustee by an amount equal to the Preferred Securities to be deposited. The Trust Securities that represent such redeposited Preferred Securities will not be issued in certificated form (other than as part of the global certificate). The Partnership will accept the deposit of such Preferred Securities only upon payment by such holder of Preferred Securities to the Partnership of all taxes and other governmental charges and any fees payable in connection with such deposit and the transfer of the deposited Preferred Securities.

      If required by the Partnership, Preferred Securities presented for deposit at any time shall also be accompanied by an agreement or assignment, or other instrument satisfactory to the Partnership, that will provide for the prompt transfer to the Property Trustee or its nominee of any distribution or other right that any Person in whose name the Preferred Securities are registered may thereafter receive upon or in respect of such deposited Preferred Securities, or in lieu thereof such agreement of indemnity or other agreement as shall be satisfactory to the Property Trustee.

      Section 5.8. Filing Proofs, Certificates and Other Information. Any Person presenting Preferred Securities for redeposit in accordance with Section 5.7 may be required from time to time to file such proof of residence or other information, to execute such Preferred Security certificates and to make such representations and warranties as the Partnership may reasonably deem necessary or proper. The Partnership may withhold or delay the delivery of any Trust Security or Trust Securities, the transfer, redemption or exchange of any Trust Security or Trust Securities or the making of any distribution until such proof or other information is filed, such certificates are executed or such representations and warranties are made.

      Section 5.9. CUSIP Numbers. The Trust, in issuing the Trust Securities, may use "CUSIP" numbers applicable to such Trust Securities (if then generally in use), and the Property Trustee shall use CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Trust Securities or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Trust Securities and any redemption shall not be affected by any defect in or omission of such numbers. The Grantor shall promptly notify the Property Trustee of any changes in the CUSIP numbers.

                                   ARTICLE VI

          DISTRIBUTIONS AND OTHER RIGHTS OF HOLDERS OF TRUST SECURITIES

      Section 6.1. Distributions on Preferred Securities. On each date on which the Property Trustee shall receive any cash distribution representing a distribution on the Preferred Securities (whether or not distributed by the Grantor on the regular distribution date therefor) or payment under the Guarantee in respect thereof, the Property Trustee acting directly or through any Paying Agent shall distribute to Holders of Trust Securities as of the record date fixed pursuant to Section 6.4, such amounts in proportion to the respective numbers of Preferred Securities represented by the Trust Securities held by such Holders (the "Distributions"). Distributions on the
                                       27

Trust Securities will be deferred if and for so long as the Partnership defers payments to the Trust on Preferred Securities. The Partnership will provide the Property Trustee with five days notice of its intention to defer payment to the Trust.

      Section 6.2. Redemptions of Preferred Securities. Whenever the Grantor shall elect or is required to redeem Preferred Securities in accordance with the Partnership Agreement, it shall (unless otherwise agreed in writing with the Property Trustee) give the Property Trustee not less than 45 days' prior notice thereof to redeem the Trust Securities. The Property Trustee shall, as directed by the Grantor, mail, or cause to be mailed, first-class postage prepaid, notice of the redemption of the Trust Securities to be redeemed in connection herewith, not less than 30 and not more than 90 days prior to the date fixed for redemption (the "Redemption Date") of the Trust Securities. Such notice shall be mailed to the Holders of the Trust Securities to be redeemed, at the addresses of such Holders as the same appear on the records of the Registrar. No defect in the notice of redemption or in the mailing or delivery thereof or publication of its contents shall affect the validity of the redemption proceedings. The Grantor shall provide the Property Trustee with such notice, and each such notice and the notice of redemption from the Property Trustee to the Holders shall state: the Redemption Date; the redemption price at which the Trust Securities are to be redeemed; that all outstanding Trust Securities are to be redeemed or, in the case of a redemption of fewer than all outstanding Trust Securities, the number of such Trust Securities to be so redeemed; the place or places where Trust Securities to be redeemed are to be surrendered for redemption; and specifying the CUSIP number assigned to the Trust Securities. In case fewer than all the outstanding Trust Securities are to be redeemed, the Trust Securities to be redeemed shall be selected (i) if the Trust Securities are then owned of record by DTC or its successors or securities depositary, according to a determination by DTC or such successor securities depository, or
(ii) otherwise, the Property Trustee shall select the Trust Securities of such series to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which the Trust Securities are listed, or if the Trust Securities are not listed on a national securities exchange, on a pro rata basis, by lot or any other method the Property Trustee considers fair and appropriate. If, when an optional notice of redemption is mailed, the notice of redemption shall be of no effect unless such monies are so received on or before the Redemption Date.

      The Grantor agrees that if a partial redemption of the Preferred Securities would result in a delisting of the Trust Securities from any national exchange on which the Trust Securities are then listed, the Grantor will redeem the Preferred Securities only in whole.

      On the date of any such redemption of Trust Securities, provided that the Grantor (or Met-Ed pursuant to the Guarantee) shall then have deposited with the Trust the aggregate amount payable upon redemption of the Trust Securities to be redeemed, the Property Trustee, on behalf of the Trust, shall redeem (using the funds so deposited with it) Trust Securities representing the same number of Preferred Securities (in like denominations and like aggregate liquidation amounts) redeemed by the Grantor.

      Notice having been mailed by the Trustee as aforesaid, from and after the Redemption Date (unless the Grantor shall have failed to redeem the Preferred Securities to be redeemed by it as set forth in the Grantor's notice provided for in this Section 6.2 and Met-Ed shall have failed to pay the redemption price of the Preferred Securities under the Guarantee), the Trust Securities called for redemption shall be deemed no longer to be outstanding and all rights of the Holders of Trust Securities (except the right to receive the redemption price in cash upon surrender of Trust Securities) shall cease and terminate. Upon surrender in accordance with said notice of the Trust Securities endorsed or assigned for transfer, if the Property Trustee shall so require, the Holders of such Trust Securities shall receive for each such Trust Security an amount equal to the redemption price for each Preferred Security, in addition to accumulated and unpaid Distributions thereon to the date fixed for redemption.

      If fewer than all of the Trust Securities of any Holder are called for redemption, the Property Trustee will deliver to the Holder of such Trust Securities upon surrender of the certificate evidencing such Trust Securities a new certificate evidencing the number of Trust Securities not called for redemption.

      Section 6.3. Distributions in Liquidation of Grantor. Upon and to the extent of receipt by the Trust of any distribution (of monies or subordinated debentures as provided in the Partnership Agreement) from the Grantor, upon the liquidation of the Grantor or otherwise, or any payment under the Guarantee in respect thereof, after satisfaction of creditors of the Trust as required by applicable law, the Property Trustee shall distribute, in cash or in kind, to the Holders of Trust Securities as of the record date fixed pursuant to Section 6.4, the Trust Estate, in proportion to the respective number of Preferred Securities which were represented by the Trust Securities held by such Holders.

      Section 6.4. Fixing of Record Date for Holders of Trust Securities. Whenever any Distribution (other than upon any redemption) shall become payable, or whenever the Property Trustee shall receive notice of any meeting at which holders of Preferred Securities are entitled to vote or of which holders of Preferred Securities are entitled to notice, the Regular Trustees shall in each such instance fix a record date (which shall be the same date as the record date fixed by the General Partner with respect to the Preferred Securities, of which the Regular
                                       29

Trustees shall promptly inform the Property Trustee) for the determination of the Holders of Trust Securities who shall be entitled (i) to receive such Distribution, and (ii) to receive notice of, and to give instructions for the exercise of voting rights at, any such meeting.

      Section 6.5. Payment of Distributions. The Grantor hereby appoints the Property Trustee to act as Paying Agent and designates the Corporate Trust Office of the Paying Agent as the place of payment of the redemption price of and of Distributions in liquidation on the Trust Securities. The aforesaid appointment and designation shall remain in effect until changed by the Grantor. Payments of Distributions on the Trust Securities shall be payable (i) by check mailed to the addresses of the Holders thereof as of the record date therefor, or (ii) by wire transfer in Federal funds to an account designated in writing by Holders. Payments of the redemption price of Trust Securities and distributions in liquidation shall be made upon surrender of such Trust Securities at the principal corporate trust office of the Paying Agent. The Grantor shall pay Distributions on, the redemption price of, and distributions in liquidation on, the Preferred Securities directly to the Paying Agent for distribution to the Holders of the Trust Securities in accordance with the terms of this Trust Agreement.

      Section 6.6.  Special Representative and Voting Rights.

      (a) If the holders of the Preferred Securities, acting as a single class, are entitled to appoint and authorize a Special Representative pursuant to
Section 13.02(d) of the Partnership Agreement, upon written notice from the Partnership, the Property Trustee shall notify the Holders of the Trust Securities of such right, request direction of each Holder of a Trust Security as to the appointment of a Special Representative and vote the Preferred Securities represented by such Trust Security in accordance with such direction. If the General Partner fails to convene a general meeting of the Partnership as required in Section 13.02(d) of the Partnership Agreement, upon written notice of the Partnership, the Property Trustee shall notify the Holders of the Trust Securities and, if so directed by the Holders of Trust Securities representing Preferred Securities constituting at least 10% of the aggregate stated liquidation preference of the outstanding Preferred Securities, shall convene such meeting.

      (b) Upon receipt of notice of any meeting at which the holders of Preferred Securities are entitled to vote, the Property Trustee shall, as soon as practicable thereafter, mail to the Holders of Trust Securities a notice, which shall be provided by the General Partner and which shall contain (i) such information as is contained in such notice of meeting, (ii) a statement that the Holders of Trust Securities at the close of business on a specified record date fixed pursuant to Section 6.4
                                       30
will be entitled, subject to any applicable provision of law or of the Partnership Agreement, to instruct the Property Trustee as to the exercise of the voting rights pertaining to the amount of Preferred Securities represented by their respective Trust Securities, and (iii) a brief statement as to the manner in which such instructions may be given. Upon the written request of a Holder of a Trust Security on such record date, the Property Trustee shall vote or cause to be voted the number of Preferred Securities represented by such Trust Securities in accordance with the instructions set forth in such request. The Grantor hereby agrees to take all reasonable action that may be deemed necessary by the Property Trustee in order to enable the Property Trustee to vote such Preferred Securities or cause such Preferred Securities to be voted. In the absence of specific instructions from the Holder of a Trust Security, the Property Trustee will abstain from voting to the extent of the Preferred Securities represented by such Trust Security.

      Section 6.7. Changes Affecting Preferred Securities and Reclassifications, Recapitalizations, Etc. Upon any consolidation, amalgamation, conversion, merger, replacement or conveyance, transfer or lease by the Partnership of its properties and assets as an entirety in accordance with Section 13.02(e) of the Partnership Agreement, the Property Trustee shall, upon the instructions of the Grantor, treat any Successor Securities or other property (including cash) that shall be received by the Property Trustee in exchange for or upon conversion of or in respect of the Preferred Securities as part of the Trust Estate, and Trust Securities then outstanding shall thenceforth represent the proportionate interests of Holders thereof in the new deposited property so received in exchange for or upon conversion or in respect of such Preferred Securities.

      Section 6.8 The Guarantee. In connection with the issuance of the Preferred Securities, Met-Ed has delivered to the Grantor the Guarantee for the benefit of the holders of Preferred Securities. If the Grantor receives any payments under the Guarantee, the Grantor will immediately transfer such payment to the Property Trustee.

                                   ARTICLE VII

                                    TRUSTEES

      Section 7.1 Number of Trustees. The number of Trustees initially shall be five (5), and:

      (a) At any time before the issuance of any Trust Securities, the Grantor may, by written instrument, increase or decrease the number of Trustees; and

      (b) After the issuance of any Trust Securities, the number of Trustees may be increased or decreased by vote of the Holders
                                       31
of Trust Securities; provided, however, that the number of Trustees shall in no event be less than one (1); provided further that (1) if required by the Business Trust Act, one Trustee shall be the Delaware Trustee; and (2) one Trustee shall be the Property Trustee for so long as this Trust Agreement is required to qualify as an indenture under the Trust Indenture Act, and such Property Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

      Section 7.2 Delaware Trustee. If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

      (a)   A natural person who is a resident of the State of Delaware; or

      (b) If not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee may also be the Delaware Trustee (in which case Section 4.11 shall have no application).

      Section 7.3  Property Trustee; Eligibility.

      (a) There shall at all times for so long as this Trust Agreement is required to qualify as an indenture under the Trust Indenture Act, be one Trustee which shall act as Property Trustee (the "Property Trustee") which shall:

            (i)     not be an Affiliate of the Grantor; and

            (ii) be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, or a Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 7.3(a)(ii), the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

      (b) If at any time for so long as this Trust Agreement is required to qualify as an indenture under the Trust Indenture Act, the Property Trustee shall cease to be eligible to so act under Section 7.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 7.7(c).

      (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

      (d) The initial Property Trustee shall be: The Bank of New York, 101 Barclay Street, Floor 21 West, New York, New York 10286.

      Section 7.4 Qualifications of the Regular Trustees and the Delaware Trustee Generally. Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Responsible Officers.



      Section 7.5  Regular Trustees.  The initial Regular Trustees shall be:

                        T.G. Howson
                        S.H. Somich
                        M.E. Gramlich

      Except as expressly set forth in this Trust Agreement and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

      Section 7.6 Delaware  Trustee.  The initial  Delaware  Trustee shall be:
The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711.

      Section 7.7  Appointment, Removal and Resignation of Trustees

      (a) Subject to Section 7.7(b), Trustees may be appointed or removed without cause at any time by the Grantor.

      (b) (i) The Trustee that acts as Property Trustee shall not be removed until a successor Trustee possessing the qualifications to act as Property Trustee under Section 7.3 (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the removed Property Trustee, the Regular Trustees and the Grantor;
                                       33

            (ii) The Trustee that acts as Delaware Trustee shall not be removed until a successor Trustee possessing the qualifications to act as Delaware
Trustee under Sections 7.2 and 7.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the removed Delaware Trustee, the Regular Trustees and the Grantor;

            (iii) No removal of the Property Trustee or the Delaware Trustee shall be effective until all of the fees, charges, and expenses incurred by such entity have been paid.

      (c) A Trustee appointed to office shall hold office until his or its successor shall have been appointed or until his or its dissolution, termination, bankruptcy, death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Grantor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

            (i) no such resignation of the Trustee that acts as the Property Trustee shall be effective:

            (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Grantor, the Regular Trustees and the resigning Property Trustee; or

            (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Trust Securities;

            (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Grantor, the Regular Trustees and the resigning Delaware Trustee; and

            (iii) no such resignation of the Property Trustee or the Delaware Trustee shall be effective until all of the fees, charges, and expenses incurred by such entity have been paid.

      (d) The Grantor shall use its best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Delaware Trustee or the Property Trustee delivers an instrument of resignation in accordance with this Section 7.7.

      (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as
                                       34
provided in this Section 7.7 within 30 days after delivery of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition, at the expense of the Grantor, any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

      (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

      Section 7.8 Vacancies among Trustees. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 7.1, or if the number of Trustees is increased pursuant to Section 7.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two Regular Trustees, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with
Section 7.7.

      Section 7.9 Effect of Vacancies. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust or terminate this Trust Agreement. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 7.8, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Trust Agreement.

      Section 7.10 Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the Successor Property Trustee or the Successor Delaware Trustee, as the case may be, hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

      Section 7.11 Status of Trust. It is intended that the Trust shall not be an "Investment Company" under the 1940 Act.
                                       35

                   ARTICLE VIII - DISSOLUTION AND TERMINATION

      Section 8.1.      Dissolution of Trust.

      (a)   The Trust shall dissolve:

            (i) when all of the Trust Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Trust Securities; or

            (ii)  upon  a  final   distribution  in  respect  of  the  Preferred
Securities and such distribution has been delivered to the Holders.

      (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), and upon completion of the winding up of the Trust in accordance with Section 8.2, the Regular Trustees shall prepare and file a certificate of cancellation with the Secretary of State of the State of Delaware. This Trust Agreement will terminate upon the effective time and date of the certificate of cancellation filed with the Secretary of State of the State of Delaware. Upon termination of this Trust Agreement and the Trust in accordance with the foregoing, the respective obligations and responsibilities of the Trustees and the Grantor shall terminate.

      Section 8.2. Winding Up. After the dissolution of the Trust and after the satisfaction of creditors of the Trust, if any, as required by applicable law, the remaining assets of the Trust shall be distributed in kind to the Holders of the Trust Securities pro rata in proportion to the respective numbers of Preferred Securities represented by the Trust Securities held by such Holders.

                                   ARTICLE IX

                 MERGER, CONSOLIDATION, ETC. OF GRANTOR OR TRUST

      Section 9.1. Limitation on Permitted Merger Consolidation, Etc. of Grantor. The Grantor agrees that it will not consolidate, amalgamate, convert into, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially in their entirety to any Person without the consent of the Holders of a majority of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of the Trust Securities unless permitted by
Section 13.02(e) of the Partnership Agreement and (i) such merger, consolidation, amalgamation, conversion, replacement, conveyance, transfer or lease does not cause the Trust Securities to be delisted by any national securities exchange or other
                                       36
organization on which the Trust Securities are then listed, (ii) such merger, consolidation, amalgamation, conversion, replacement, conveyance, transfer or lease does not cause the Trust Securities to be downgraded by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act of 1933, as amended, and (iii) prior to such merger, consolidation, amalgamation, conversion, replacement, conveyance, transfer or lease, Grantor has received an opinion of counsel (which may be regular counsel to Met-Ed or an Affiliate, but not an employee thereof) experienced in such matters to the effect that Holders of outstanding Trust Securities will not recognize any gain or loss for Federal income tax purposes as a result of the merger, consolidation, amalgamation, conversion, replacement, conveyance, transfer or lease.

      Section 9.2.      Mergers and Consolidations of Trust.

      (a) The Trust may not consolidate, amalgamate, convert, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Article VIII and this Article IX.

      (b) The Trust may, with the consent of the Grantor and without the consent of the Holders of the Trust Securities, the Delaware Trustee, the Property Trustee or the Regular Trustees consolidate, amalgamate, merge, convert, with or into, or be replaced by a trust organized as such under the laws of any State of the United States; provided that:

            (i) if the Trust is not the survivor, such successor entity (the "Successor Entity") either:

            (A) expressly assumes all of the obligations of the Trust under the Trust Securities; or

            (B) substitutes for the Trust Securities other securities having substantially the same terms as the Trust Securities (the "Successor Trust Securities") so long as the Successor Trust Securities rank the same as the Trust Securities rank with respect to Distributions, assets and payments upon liquidation, redemption and otherwise;

            (ii) the Grantor expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the Holder of the Preferred Securities;

            (iii) the Trust Securities or any Successor Trust Securities are listed, or any Successor Trust Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Trust Securities are then listed or quoted;
                                       37

            (iv) such merger, conversion, consolidation, amalgamation or replacement does not cause the Trust Securities (including any Successor Trust Securities) to be downgraded by any nationally recognized statistical rating organization;

            (v) such merger, conversion, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Trust Securities) in any material respect;

            (vi)    such   Successor   Entity  has  a  purpose   substantially
identical to that of the Trust; and

            (vii) prior to such merger, conversion, consolidation, amalgamation or replacement, the Grantor has received an opinion of counsel (which may be regular counsel to Met-Ed or an Affiliate, but not an employee thereof) to the Trust experienced in such matters to the effect that:

            (A) such merger, conversion, consolidation, amalgamation or replacement will not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Trust Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

            (B) following such merger, conversion, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company under the 1940 Act;

            (C) following such merger, conversion, consolidation, amalgamation or replacement, the Trust (or the Successor Entity) will not be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes; and

            (D) following such merger, conversion, consolidation, amalgamation or replacement, the Partnership will not be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes.

      (c) The Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Trust Securities, consolidate, amalgamate, convert, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, conversion, merger or replacement would cause the Trust or Successor Entity to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes.

                                    ARTICLE X

                      LIMITATION OF LIABILITY OF HOLDERS OF
                      TRUST SECURITIES, TRUSTEES OR OTHERS

      Section 10.1  Liability.

      (a) Except as expressly set forth in this Trust Agreement and the terms of the Trust Securities, the Grantor and the Trustees shall not be:

            (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Trust Securities, which shall be made solely from assets of the Trust; and

            (ii) required to pay to the Trust or to any Holder of Trust Securities any deficit upon dissolution or termination of the Trust or otherwise.

      (b) Notwithstanding any other provision herein, the Grantor, by entering into this Trust Agreement, agrees that it shall be liable directly to any creditor or claimant of or against the Trust for the entire amount of all of the debts and obligations of the Trust (other than obligations to the Holders of Trust Securities in their capacities as Holders) to the extent not satisfied out of the Trust's assets as if the Grantor were the general partner of a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act. This Section 10.1(b) will automatically terminate upon (i) the adoption of final or temporary United States federal tax regulations which, if the Trust were not classified as a grantor trust for United States federal income tax purposes, would result in the classification of the Trust as a partnership for United States federal income tax purposes without regard to its organic characteristics and (ii) the taking of such action, if any, by the Trust or the Holders of Trust Securities as may be necessary to achieve such classification.

      (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Trust Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

      Section 10.2  Exculpation.

      (a) No Company Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by
                                       39
reason of any act or omission performed or omitted by such Company Indemnified Person in good faith on behalf of the Trust and in a manner such Company Indemnified Person reasonably believed to be within the scope of the authority conferred on such Company Indemnified Person by this Trust Agreement or by law, except that a Company Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Company Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

      (b) A Company Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Company Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Trust Securities might properly be paid.

      Section 10.3  Fiduciary Duty.

      (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Trust Agreement shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture
Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

      (b)   Unless otherwise expressly provided herein:

            (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

            (ii) whenever this Trust Agreement or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Trust Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and
                                       40
any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Trust Agreement or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

      (c) Whenever in this Trust Agreement an Indemnified Person is permitted or required to make a decision:

            (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

            (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Trust Agreement or by applicable law.

      Section 10.4  Indemnification.

      (a) (i) To the fullest extent permitted by applicable law, the Grantor shall indemnify and hold harmless any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

            (ii) The Grantor shall indemnify, to the fullest extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact
                                       41
that he is or was a Company Indemnified Person against expenses (including reasonable attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

            (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the fullest extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

            (iv)  Any  indemnification  under  paragraphs  (i) and  (ii) of this
Section 10.4(a) (unless ordered by a court) shall be made by the Grantor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a Quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, or (2) if such Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion.

            (v) To the fullest extent permitted by law, expenses (including reasonable attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Grantor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Grantor as authorized in this
Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Grantor if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a Quorum of disinterested Regular Trustees, or
(ii) if such a Quorum is not
                                       42
obtainable, or, even if obtainable, if a Quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion that, based upon the facts known to the Regular Trustees at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such Person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Holder of the Trust Securities reasonably determine that such Person deliberately breached his duty to the Trust.

            (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of shareholders or disinterested directors of the Grantor or Holders of the Trust Securities or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Grantor and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

            (vii) The Grantor or the Trust may purchase and maintain insurance on behalf of any Person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Grantor would have the power to indemnify him against such liability under the provisions of this
Section 10.4(a).

            (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger or conversion, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

            (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue
                                      43
as to a Person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

      (b) The Grantor shall indemnify, to the fullest extent permitted by law, the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, damage, claim, liability or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Trustee) incurred without negligence or bad faith on the part of the Fiduciary Indemnified Person arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim (whether asserted by the Grantor, a Holder, or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder. The provisions of this Section shall survive the termination of this Trust Agreement.

      Section 10.5 Outside Businesses. Any Covered Person, the Grantor, the Delaware Trustee, the Regular Trustees and the Property Trustee (subject to
Section 7.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Trust Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Grantor, the Delaware Trustee, the Regular Trustees nor the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Grantor, the Regular Trustees, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee, the Regular Trustees and the Property Trustee may engage or be interested in any financial or other transaction with the Grantor or any Affiliate of the Grantor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Grantor or its Affiliates.

                      ARTICLE XI - AMENDMENTS AND MEETINGS

      Section 11.1  Amendments.

      (a) Except as otherwise provided in this Trust Agreement or by any applicable terms of the Trust Securities, this Trust Agreement may only be amended by a written instrument approved and executed by:

            (i) the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees);

            (ii)  if  the  amendment   affects  the  rights,   powers,   duties,
obligations or immunities of the Property Trustee, the Property Trustee;

            (iii)  if  the  amendment  affects  the  rights,   powers,   duties,
obligations or immunities of the Delaware Trustee, the Delaware Trustee;

      (b) no amendment shall be made, and any such purported amendment shall be void and ineffective:

            (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from the Grantor that such amendment is permitted by, and conforms to, the terms of this Trust Agreement (including the terms of the Trust Securities);

            (ii) unless, in the case of any proposed amendment that affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Regular Trustees or the Delaware Trustee, the Property Trustee, the Regular Trustees or the Delaware Trustee, as the case may be, shall have first received an opinion of counsel (who may be counsel to the Grantor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Trust Agreement (including the terms of the Trust Securities); and

            (iii) to the extent the result of such amendment would be to:

            (A) cause the Trust to not be classified for purposes of United States federal income taxation as a grantor trust;

            (B) cause the Partnership to be classified for purposes of United States federal income tax as an association or a publicly traded partnership taxable as a corporation;

            (C) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

            (D) cause the Trust to be deemed to be an Investment Company required to be registered under the 1940 Act.

      (c) In the event the consent of the Property Trustee, as the Holder of the Preferred Securities, is required under the Partnership Agreement with respect to any amendment, modification or termination of the Partnership Agreement or the Preferred Securities, the Property Trustee shall request the direction of the Holders of the Trust Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Trust
Securities voting together as a single class; provided, however, that where a consent under the Partnership Agreement would require the consent of a Super Majority of the Holders of Preferred Securities, the Property Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Trust Securities which the relevant Super Majority represents of the aggregate liquidation amount of the Preferred Securities outstanding; provided, further, that the Property Trustee shall not be obligated to take any action in accordance with the directions of the Holders of the Trust Securities under this Section 11.1(c) unless the Property Trustee has received an opinion of independent tax counsel to the effect that such action is not inconsistent with the Trust being classified as a grantor trust for United States federal income tax purposes;

      (d) At such time after the Trust has issued any Trust Securities that remain outstanding, any amendment that would (i) materially adversely affect the powers, preferences or special rights of the Trust Securities or (ii) provide for the dissolution, winding-up or termination of the Trust other than pursuant to the terms of this Trust Agreement, may be effected only with the approval of the Holders of at least a Majority in liquidation amount of the Trust Securities;

      (e) Section 10.1(c) and this Section 11.1 shall not be amended without the consent of all of the Holders of the Trust Securities;

      (f) Notwithstanding Section 11.1(c), this Trust Agreement may be amended without the consent of the Holders of the Trust Securities by the Grantor or the General Partner and the Property Trustee:

            (i)     to cure any ambiguity or correct any mistake;

            (ii) to correct or supplement any provision in this Trust Agreement that may be defective or inconsistent with any other provision of this Trust Agreement or to make any other provisions with respect to matters or questions arising under this Trust Agreement provided that any such action shall not
                                       46
materially adversely affect the interests of the Holders;

            (iii) to evidence the succession of another Person to the Grantor or the General Partner and the assumption by any such successor of the covenants of the Grantor or the General Partner herein contained; or

            (iv) to add to the covenants of the Grantor or the General Partner for the benefit of the Holders, or to surrender any right or power herein conferred upon the Grantor or the General Partner; or

            (v) to conform to any change in the 1940 Act or written change in interpretation or application of the rules and regulations promulgated thereunder by any legislative body, court, government agency or regulatory authority;

            (vi) to conform to any change in the Trust Indenture Act or written change in interpretation or application of the rules and regulations promulgated thereunder by any legislative body, court, government agency or regulatory authority; and

            (vii) to modify, eliminate and add to any provision of this Trust Agreement to such extent as may be necessary or desirable; provided that such amendments do not have a material adverse effect on the rights, preferences or privileges of the Holders of the Trust Securities.

      Section 11.2 Meetings of the Holders of Trust Securities; Action by Written Consent.

      (a) Meetings of the Holders of Trust Securities may be called at any time by the Regular Trustees (or as provided in the terms of this Trust Agreement) to consider and act on any matter on which Holders of Trust Securities are entitled to act under the terms of this Trust Agreement, the Partnership Agreement, the rules of any stock exchange on which the Trust Securities are listed or admitted for trading, the Business Trust Act or other applicable law. The Regular Trustees shall call a meeting of the Holders of Trust Securities if directed to do so by the Holders of at least 10% in liquidation amount of the Trust Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in writing stating that the signing Holders of Trust Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Trust Securities calling a meeting shall specify in writing the certificates held by the Holders of Trust Securities exercising the right to call a meeting and only those Trust Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

      (b) Except to the extent otherwise provided in the Trust Agreement, the following provisions shall apply to meetings of Holders of Trust Securities:

            (i) notice of any such meeting shall be given to all the Holders of Trust Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Any action that may be taken at a meeting of the Holders of Trust Securities may be taken without a meeting and without notice if a consent in writing setting forth the action so taken is signed by the Holders of Trust Securities owning not less than the minimum amount of Trust Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Trust Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Trust Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

            (ii) each Holder of a Trust Security may authorize any Person to act for it by proxy on all matters in which a Holder of Trust Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Trust Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Trust Securities were shareholders of a Delaware corporation;

            (iii) each meeting of the Holders of the Trust Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

            (iv) unless the Business Trust Act, this Trust Agreement, the Trust Indenture Act or the listing rules of any stock exchange on which the Trust Securities are then listed for trading, otherwise provide, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Trust Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Trust Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.
                                      48

                                   ARTICLE XII

            REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE

      Section 12.1 Representations and Warranties of Property Trustee. The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Grantor at the date of this Trust Agreement, and each Successor Property Trustee represents and warrants to the Trust and the Grantor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

      (a) The Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the state of its domicile or under federal law, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Trust Agreement;

      (b) The execution, delivery and performance by the Property Trustee of this Trust Agreement has been duly authorized by all necessary corporate action on the part of the Property Trustee. This Trust Agreement has been duly executed and delivered by the Property Trustee;

      (c) The execution, delivery and performance of this Trust Agreement by the Property Trustee do not conflict with or constitute a breach of the charter or by-laws of the Property Trustee; and

      Section 12.2 Representations and Warranties of Delaware Trustee. The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Grantor at the date of this Trust Agreement, and each Successor Delaware Trustee represents and warrants to the Trust and the Grantor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

      (a) The Delaware Trustee is a Delaware banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Trust Agreement; and

      (b) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

                                  ARTICLE XIII

                                  MISCELLANEOUS

      Section 13.1  Notices.  All notices provided for in this

Trust Agreement shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class or certified mail, as follows:

      (a) If given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of):

      c/o GPU Service, Inc.
      310 Madison Avenue
      Morristown, New Jersey  07962
      Fax: (973) 644-4224

      (b) If given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of):

      The Bank of New York (Delaware)
      c/o The Bank of New York
      101 Barclay Street, 21st Floor
      New York, NY  10286
      Attention: Corporate Trust Trustee Administration
      Fax: (212) 815-5915

      (c) If given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of):

      The Bank of New York
      101 Barclay Street, 21st Floor
      New York, NY  10286
      Attention: Corporate Trust Trustee Administration
      Fax: (212) 815-5915

      (d) if given to any other Holder, at the address set forth on the books and records of the Trust.

      (e) if given to the Grantor, at the address set forth below (or such other address as the Grantor may give notice of):

      Met-Ed Capital II, L.P.
      c/o GPU Service, Inc.
      310 Madison Avenue
      Morristown, NJ  07962
      Attention:  Vice President and Treasurer

      All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.
                                       50

      Section 13.2 Governing Law. This Trust Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the internal laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

      Section 13.3 Intention of the Parties. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Trust Agreement shall be interpreted to further this intention of the parties.

      Section 13.4 Headings. Headings contained in this Trust Agreement are inserted for convenience of reference only and do not affect the interpretation of this Trust Agreement or any provision hereof.

      Section 13.5 Successors and Assigns. Whenever in this Trust Agreement any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Trust Agreement by the Grantor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

      Section 13.6 Partial Enforceability. If any provision of this Trust Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Trust Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

      Section 13.7 Counterparts. This Trust Agreement may contain more than one counterpart of the signature page and this Trust Agreement may be executed by the affixing of the signature of each of the Trustees and a duly authorized officer of the Grantor to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

      Section 13.8 Agreement to be Bound. The acceptance of a Trust Security or any interest therein by or on behalf of a Holder of Trust Securities or a beneficial owner, without signature or further manifestation of consent, shall constitute the unconditional acceptance by such Holder or owner of all the terms and provisions of this Trust Agreement.

      IN WITNESS WHEREOF, each of the undersigned has caused these presents to be executed as of the day and year first above written.

                                    -----------------------------------
                                                , Regular Trustee

                                    -----------------------------------
                                                , Regular Trustee

                                    -----------------------------------
                                                , Regular Trustee

                                    THE BANK OF NEW YORK (DELAWARE),
                                    as Delaware Trustee

                                    By:
                                    -----------------------------------
                                          Name:
                                          Title:

                                    THE BANK OF NEW YORK, as Property
                                     Trustee

                                    By:
                                    -----------------------------------
                                          Name:
                                          Title:

                                    MET-ED CAPITAL II, L.P.
                                   as Grantor

                                    By:   Met-Ed Preferred Capital II, Inc.
                                          its General Partner

                                    By:
                                    -----------------------------------
                                          Name:
                                          Title:

                                    Accepted  and  Agreed  (with   respect  to
                                    Sections 4.15 and 6.6(b))

                                    MET-ED PREFERRED CAPITAL II, INC.

                                    By:
                                    -----------------------------------
                                          Name:
                                          Title:

      This Trust Security is a Global Certificate within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depository") or a nominee of the Depository. This TRUST Security is exchangeable for Trust Securities registered in the name of person other than the Depository or its nominee only in the limited circumstances described in the Trust Agreement and no transfer of this Trust Security (other than a transfer of this Trust Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) ma be registered except in limited circumstances.

      Unless this Trust Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to Met-Ed Capital Trust or its agent for registration of transfer, exchange or payment, and any Trust Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No.                                                  Trust Securities
    ---------------                       -----------
                                         (liquidation amount $25 per
                                            Trust Security)

Cusip #
     ----------------


                                    EXHIBIT A

                                TRUST SECURITIES
                            OF MET-ED CAPITAL TRUST,
                           a Delaware Business Trust,
              each Representing a Cumulative Preferred Security of
            Met-Ed Capital II, L.P. (a Delaware limited partnership)


      -------------- is the registered owner of ------------ Trust Securities ("Trust Securities"), each representing a --% cumulative preferred limited partner interest, Series A (the "Preferred Securities") of Met-Ed Capital II, L.P., a Delaware limited partnership (the "Grantor"), deposited in trust by the Grantor with the Property Trustee pursuant to an Amended and Restated Trust Agreement of Met-Ed Capital Trust dated as of May --, 1999 (as amended or supplemented from time to time, the "Trust Agreement") among the Grantor, The Bank of New York (Delaware), not in its individual capacity, but solely as Delaware Trustee (the "Delaware Trustee"), The Bank of New York, not in its individual capacity, but solely as Property Trustee (the "Property Trustee"), the Regular Trustees (collectively, the

"Trustees") and the Holders (as defined in the Trust Agreement). Subject to the terms of the Trust Agreement, the registered Holder hereof is entitled to a full interest in the same number of Preferred Securities held by the Property Trustee under the Trust Agreement, as are represented by the Trust Securities, including the distribution, voting, liquidation and other rights of the Preferred Securities specified in the Amended and Restated Limited Partnership Agreement of the Grantor, as amended or supplemented from time to time, a copy of which is on file at the Corporate Trust Office.

      1. The Trust Agreement. The Trust Securities are issued upon the terms and conditions set forth in the Trust Agreement. The Trust Agreement (a copy of which is on file at the Corporate Trust Office of the Property Trustee) sets forth the rights of Holders of Trust Securities and the rights and duties of the Trustees and the Grantor. The statements made herein are summaries of certain provisions of the Trust Agreement and are subject to the detailed provisions thereof, to which reference is hereby made. In the event of any conflict or discrepancy between the provisions hereof and the provisions of the Trust Agreement, the provisions of the Trust Agreement will govern. Unless otherwise expressly herein provided, all defined terms used herein shall have the meanings ascribed thereto in the Trust Agreement.

      2. Enforcement of Rights; Withdrawal of Preferred Securities. [To the fullest extent permitted by law, without the need for any other action of any Person, including the Trustees and any other Holder, each Holder shall be entitled to enforce in the name of the Trust the Trust's rights under the Preferred Securities represented by the Trust Securities held by such Holder and any recovery on such enforcement action shall belong solely to such Holder who brought the action, not to the Trust, the Trustees or any other Holder individually or to Holders as a group.] Any beneficial owner of Trust Securities may withdraw all, but not less than all, of the Preferred Securities represented by such Trust Securities by providing a written notice and an agreement to be bound by the terms of the Partnership Agreement to the Property Trustee at the Corporate Trust Office, with evidence of beneficial ownership in form satisfactory to the Property Trustee; provided, however, that the Grantor shall not issue any fractional number of Preferred Securities.

      3. Distributions on Preferred Securities. Whenever and to the extent the Property Trustee shall receive any cash distribution representing a distribution on the Preferred Securities (whether or not distributed by the Grantor on the regular distribution date therefor) or payment by Metropolitan Edison Company ("Met-Ed") under the Payment and Guarantee Agreement dated as of May --, 1999 (as amended and supplemented from time to time, the "Guarantee") in respect thereof, the
                                        2

Property Trustee acting directly or through any Paying Agent shall distribute to Holders of Trust Securities as of the record date therefor, such amounts in proportion to the respective numbers of Preferred Securities represented by the Trust Securities held by such Holders.

      4. Redemptions of Preferred Securities. Whenever the Grantor shall elect or is required to redeem Preferred Securities in accordance with the Partnership Agreement, it shall (unless otherwise agreed in writing with the Property Trustee) give the Property Trustee not less than 40 days' prior notice thereof to redeem the Trust Securities. The Property Trustee shall, as directed by the Grantor, mail, with first-class postage prepaid, notice of the redemption of the Trust Securities to be redeemed, not less than 30 and not more than 90 days prior to the date fixed for redemption of such Trust Securities. Such notice shall be mailed to the Holders of the Trust Securities, at the addresses of such Holders as the same appear on the records of the Trust. No defect in the notice of redemption or in the mailing or delivery thereof or publication of its contents shall affect the validity of the redemption proceedings. In case fewer than all the outstanding Trust Securities are to be redeemed, the Trust Securities to be redeemed shall be selected by lot or pro rata (as nearly as may be practicable without creating fractional shares) or by any other equitable method determined by the Grantor. On the date of any such redemption of such Trust Securities, provided that the Grantor (or Met-Ed pursuant to the Guarantee) shall then have deposited with the Trust the aggregate amount payable upon redemption of the Trust Securities to be redeemed, the Property Trustee, on behalf of the Trust, shall redeem (using the funds so deposited with it) Trust Securities representing the same number of Preferred Securities in like denominations and like liquidation amounts to be redeemed by the Grantor.

      5. Distributions in Liquidation. Upon receipt by the Trust of any distribution from the Grantor, or otherwise upon the liquidation of the Grantor, or any payment under the Guarantee in respect thereof, after satisfaction of creditors of the Trust required by applicable law, the Property Trustee shall distribute to Holders of Trust Securities as of the record date therefor, the Trust Estate in kind in proportion to the respective number of Preferred Securities which were represented by the Trust Securities held by such Holders.

      6. Fixing of Record Date for Holders of Trust Securities. The record date for the Distributions provided for in the Trust Agreement shall be on the 15th day of the month in which the Distribution date falls. Whenever any other distribution (other than upon any redemption) shall become payable, or whenever the Property Trustee shall receive notice of any meeting at which holders of Preferred Securities are entitled to vote or of which holders of Preferred Securities are entitled to notice, the
                                        3

Property Trustee shall in each such instance fix a record date (which shall be the same date as the record date fixed by the General Partner with respect to the Preferred Securities) for the determination of the Holders of Trust Securities who shall be entitled (i) to receive such distribution or (ii) to receive notice of, and to give instructions for the exercise of voting rights at, any such meeting.

     7. Payment of Distributions. Payments of Distributions on the Trust Securities shall be payable by check mailed to the addresses of the Holders thereof on the record date and -------- and --------- commencing -------------. Payments of the redemption price of Trust Securities and distributions in liquidation shall be made against surrender of such Trust Securities at the office of The Bank of New York, as the Paying Agent. Interest will be computed on the basis of a 360-day year of twelve 30 day months. If such payment date is not a business day then such payment date shall be on the business day immediately preceding such payment date.

      8. Special Representative; Voting Rights. (a) If the holders of the Preferred Partner Interests (as defined in the Partnership Agreement), acting as a single class, are entitled to appoint and authorize a Special Representative pursuant to Section 13.02(d) of the Partnership Agreement, upon written notice, the Property Trustee shall notify the Holders of the Trust Securities of such right, request direction of each Holder of a Trust Security and vote the Preferred Securities represented by such Trust Security in accordance with such direction. If the General Partner fails to convene a general meeting of the Partnership as required in Section 13.02(d) of the Partnership Agreement, upon written notice, the Property Trustee shall notify the Holders of the Trust Securities and, if so directed by the Holders of Trust Securities representing Preferred Securities constituting at least 10% of the aggregate stated liquidation preference of the outstanding Preferred Partner Interests (as defined in the Partnership Agreement), shall convene such meeting.

      (b) Upon receipt of notice by the Regular Trustee of any meeting at which the holders of Preferred Securities are entitled to vote, the Property Trustee shall, as soon as practicable thereafter, mail to the Holders of Trust Securities a notice, which shall be provided by the General Partner and which shall contain (i) such information as is contained in such notice of meeting,
(ii) a statement that the Holders of Trust Securities at the close of business on a specified record date therefor will be entitled, subject to any applicable provision of law or of the Partnership Agreement, to instruct the Property Trustee as to the exercise of the voting rights pertaining to the amount of Preferred Securities represented by their respective Trust Securities, and (iii) a brief statement as to the manner in which such instructions may be given. Upon the written request of a
                                      4

Holder of a Trust Security on such record date, the Property Trustee shall vote or cause to be voted the number of Preferred Securities represented by the Trust Securities in accordance with the instructions set forth in such request. In the absence of specific instructions from the Holder of a Trust Security, the Property Trustee will abstain from voting to the extent of the Preferred Securities represented by such Trust Security.

      9.  Changes   Affecting   Preferred   Securities  and   Reclassifications,
Recapitalizations, Etc. Upon any consolidation, amalgamation, conversion, merger, replacement or conveyance, transfer or lease by the Grantor of its properties and assets substantially in their entirety in accordance with Section 13.02(e) of the Partnership Agreement, the Property Trustee shall, upon the instructions of the Grantor, treat any Successor Securities or other property that shall be received by the Property Trustee in exchange for or upon conversion of or in respect of the Preferred Securities as part of the Trust Estate, and Trust Securities then outstanding shall thenceforth represent the proportionate interests of Holders thereof in the new deposited property so received in exchange for or upon conversion or in respect of such Preferred Securities.

      10. Transfer and Exchange of Trust Securities. Subject to the terms and conditions of the Trust Agreement, the Registrar shall register the transfer on the Register from time to time of Trust Security certificates upon any surrender thereof by the Holder in person or by a duly authorized attorney, properly endorsed or accompanied by a properly executed instrument of transfer or endorsement, together with evidence of the payment of any transfer taxes as may be required by law. Upon such surrender, a Regular Trustee shall execute a new Trust Security representing the same aggregate number of the Trust Securities surrendered in accordance with the Trust Agreement and make available for delivery the same to or upon the order of the Person entitled thereto.

      Upon surrender of a Trust Security at the Corporate Trust Office or such other office as the Property Trustee may designate for the purpose of effecting an exchange of Trust Security certificates, subject to the terms and conditions of the Trust Agreement, a Regular Trustee execute and the Property Trustee shall authenticate and make available for delivery a new Trust Security certificate representing the same number of Preferred Securities as the Trust Security certificate surrendered.

      As a condition precedent to the registration of a transfer or exchange of any Trust Security certificate, the Registrar, may require (i) the production of proof satisfactory to it as to the identity and genuineness of any signature; and (ii) compliance with such regulations, if any, as the Property Trustee or the Registrar may establish not inconsistent with the provisions of the Trust Agreement.
                                        5

      Neither the Property Trustee nor the Registrar shall be required (a) to register the transfer or exchange of any Trust Security certificate for a period beginning at the opening of business 15 days prior to the mailing of a notice of redemption for the Trust Securities and ending at the close of business on the date of such mailing or (b) to transfer or exchange Trust Securities called or being called for redemption in whole or in part.

      11. Title to Trust Securities. It is a condition of the Trust Securities, and every successive Holder hereof by accepting or holding the same consents and agrees, that title to this Trust Security certificate, when properly endorsed or accompanied by a properly executed instrument of transfer or endorsement, is transferable by delivery with the same effect as in the case of a negotiable instrument; provided, however, that until the transfer of this Trust Security certificate shall be registered on the Register, the Trust, the Property Trustee, the Regular Trustees, the Registrar and the Grantor may, notwithstanding any notice to the contrary, treat the Holder hereof at such time as the absolute owner hereof for the purpose of determining the Person entitled to distributions or to any notice provided for in the Trust Agreement and for all other purposes.

      12. Supplemental Trust Agreement. The Grantor or the General Partner may, and the Property Trustee shall, at any time and from time to time, without the consent of the Holders, amend or enter into one or more agreements supplemental to the Trust Agreement, in form satisfactory to the Property Trustee, for any of the following purposes: (a) to evidence the succession of another Person to the Grantor or the General Partner and the assumption by any such successor of the covenants of the Grantor or the General Partner contained in the Trust Agreement; (b) to add to the covenants of the Grantor or the General Partner for the benefit of the Holders, or to surrender any right or power conferred in the Trust Agreement upon the Grantor or the General Partner; (c)(i) to correct or supplement any provision in the Trust Agreement which may be defective or inconsistent with any other provision in the Trust Agreement or (ii) to make any other provisions with respect to matters or questions arising under the Trust Agreement, provided that any such action taken under subsection (ii) hereof shall not materially adversely affect the interests of the Holders; (d) to cure any ambiguity or correct any mistake in the Trust Agreement; (e) to conform to any change in the Investment Company Act of 1940 or written change in the interpretation or application of the rules and regulations promulgated thereunder by any legislative body, court, government agency or regulatory authority; (f) to conform to any change in the Trust Indenture Act of 1939 or written change in interpretation or application of the rules and regulations promulgated thereunder by any legislative body, court, government agency or regulatory authority; or (g) to modify, eliminate and add to any provision of the Trust Agreement to such extent as may
                                        6
be necessary or desirable, provided that such action shall not materially effect the rights, preferences or privileges of the Holders. Any other amendment or agreement supplemental to the Trust Agreement that (a) materially adversely affects the powers, preferences or special rights of the Trust Securities or (b) provides for the dissolution, winding up or termination of the Trust (other than pursuant to the terms of the Trust Agreement) must be in writing and approved by Holders of the percentage of the then outstanding Trust Securities required by the Trust Agreement.

      13. Governing Law. The Trust Agreement and this Trust Security and all rights thereunder and hereunder and provisions thereof and hereof shall be governed by, and construed in accordance with, the law of the State of Delaware without giving effect to principles of conflict of laws.

      14. Trust Security Non-Assessable and Fully Paid. Holders of Trust Securities shall not be personally liable for obligations of the Trust, the interest in the Trust represented by the Trust Securities shall be non-assessable for any losses or expenses of the Trust or for any reason whatsoever and the Trust Securities upon issuance in accordance with the Trust Agreement are and shall be deemed fully paid.

      15. Liability of Holders of Trust Securities. Holders of Trust Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

      16. No Preemptive Rights. No Holder shall be entitled as a matter of right to subscribe for or purchase, or have any preemptive or other similar right with respect to, any part of any new or additional interest in the Trust, whether now or hereafter authorized and whether issued for cash or other consideration or by way of distribution.

      This Trust Security certificate shall not be entitled to any benefits under the Trust Agreement or be valid or obligatory for any purpose unless this Trust Security certificate shall have been executed manually.

THE PROPERTY TRUSTEE IS NOT RESPONSIBLE FOR THE VALIDITY OF ANY PREFERRED SECURITIES. THE PROPERTY TRUSTEE ASSUMES NO RESPONSIBILITY FOR THE CORRECTNESS OF THE FOREGOING DESCRIPTION WHICH CAN BE TAKEN AS A STATEMENT OF THE GRANTOR SUMMARIZING CERTAIN PROVISIONS OF THE TRUST AGREEMENT. THE PROPERTY TRUSTEE MAKES NO WARRANTIES OR REPRESENTATIONS AS TO THE VALIDITY, GENUINENESS OR SUFFICIENCY OF PREFERRED SECURITIES OR OF TRUST SECURITIES; AS TO THE VALIDITY OR SUFFICIENCY OF THE TRUST

AGREEMENT; AS TO THE VALUE OF TRUST SECURITIES OR AS TO ANY RIGHT, TITLE OR INTEREST OF THE HOLDERS OF TRUST SECURITIES IN AND TO TRUST SECURITIES.

Dated:  May 24, 1999

                                    MET-ED CAPITAL TRUST


                                    By:  /s/ T. G. Howson
                                        --------------------------
                                          Name:   T.G. Howson
                                          Title:  Regular Trustee

Authenticated:

This is one of the Securities
referred to in the within mentioned
Trust Agreement

The Bank of New York,
as Property Trustee


By:  /s/ Michelle Russo
   --------------------------
      Authorized Signatory

                              [FORM OF ASSIGNMENT]


      FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto -------------------- the within Trust Security Certificate and all rights and interests represented by the Trust Securities evidenced thereby, and hereby irrevocably constitutes and appoints -------------------- attorney, to transfer the same on the books of the within-named Property Trustee, with full power of substitution in the premises.




Dated:                                     Signature:
     ------------------                              -------------------------
                                           NOTE:   The   signature   to   this
                                           assignment   must  correspond  with
                                           the name as  written  upon the face
                                           of  the  Trust  Security  in  every
                                           particular,  without  alteration or
                                           enlargement or any change whatever.

Signature Guarantee:



-----------------------

                              Notice of Withdrawal
                              --------------------



To:   Bank of New York
      101 Barclay Street
      21st Floor
      New York, New York  10286
      Attn:  Corporate Trust Administration


            Re:  Met-Ed Capital Trust - Cusip #


      -------------------------,  ("Holder"),  DTC  participant  number -----,
(Holder or Trust Securities)

requests the withdrawal of ---- Shares with liquidation value $25 of the Preferred Securities represented by such Trust Securities that are presently owned by the Holder and held in global form by the Bank of New York as custodian for the Depository Trust Company. In accordance with the terms of Section 5.6 of the Trust Agreement, Holder hereby agrees to be bound by the terms of the Partnership Agreement governing said Preferred Securities.



                                 By:
                                    -------------------------------------------
                                                                        , Holder
                                 Signature      Guarantee
                                                         ----------------------
                                 [Signature  must be  guaranteed  by an eligible
                                 guarantor   institution  or  participant  in  a
                                 signature medallion guarantee program]